FARMSTEAD



                                                                    May 5, 1997

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Farmstead Telephone Group, Inc. on Thursday, June 12, 1997, at 10:00 a.m. EST, at the Company's offices at 22 Prestige Park Circle, East Hartford, Connecticut. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

      The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

      Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. Please sign, date, and mail the enclosed proxy at your earliest convenience.

      On behalf of the Board of Directors and management, I would like to thank you for your interest and participation in the affairs of the Company.


                                       Sincerely,


                                       /s/ GEORGE J. TAYLOR, JR.
                                       George J. Taylor, Jr.
                                       Chairman and CEO



                        FARMSTEAD TELEPHONE GROUP, INC.
                            22 Prestige Park Circle
                            East Hartford, CT 06108

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of Farmstead Telephone Group, Inc. (the "Meeting") will be held at 10:00 a.m. on Thursday, June 12, 1997 at the Company's offices at 22 Prestige Park Circle, East Hartford, CT 06108 for the following purposes:

      1. To elect a board of five directors to serve until the next meeting or until their successors are duly elected and qualified;

      2. To ratify the selection, by the Board of Directors, of independent auditors for the year ending December 31, 1997; and

      3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 28, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

      Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, please fill in, sign and date the enclosed proxy and return it by mailing it in the accompanying postage-paid envelope.

                                       By Order of the Board of Directors,


                                       Robert G. LaVigne
                                       Vice President and Secretary


May 5, 1997



IF YOU CANNOT BE PRESENT, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.



                        FARMSTEAD TELEPHONE GROUP, INC.
                            22 Prestige Park Circle
                            East Hartford, CT 06108

                             --------------------

                                PROXY STATEMENT


INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Farmstead Telephone Group, Inc. (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, June 12, 1997 at 10:00 a.m. at the Company's offices at 22 Prestige Park Circle, East Hartford, CT 06108, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

      The holders of record of the Company's common stock, par value $.001 per share, as of the close of business on April 28, 1997 (the "Record Date"), are entitled to vote on all matters brought before the Meeting. As of February 28, 1997, there were 3,262,329 common shares outstanding. Unless otherwise stated, all share and option amounts presented herein have been adjusted for the effects of a 1-for-10 reverse stock split implemented in August 1996.

      Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement. As to any other business which may come before the Meeting, the proxy holders will vote in accordance with their best judgment. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a duly executed proxy bearing a later date, or (ii) a written instrument revoking the proxy.

      This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about May 5, 1997. A copy of the Company's Annual Report for the year ended December 31, 1996, is being mailed to all stockholders with this Proxy Statement.

      The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefore. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the beneficial ownership of the Company's Common Stock, $.001 par value, as of February 28, 1997 by (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding shares of common stock, (ii) all directors of the Company, (iii) each Named Executive Officer (as defined below. See "Compensation of Officers and Directors") and (iv) all directors, and executive officers of the Company as a group. In addition to being a beneficial owner of more than five percent of the Company's outstanding shares of common stock, Mr. George J. Taylor, Jr. is a director of the Company.


                                                                           Percent of
                                                   Number of Shares       Outstanding
  Name and Address of Beneficial Owner (1)      Beneficially Owned (2)    Common Stock
--------------------------------------------    ----------------------    ------------

Five Percent Stockholders:
   George J. Taylor, Jr.....................         439,499  (3)            12.7%
   Martin H. Meyerson and
   M.H. Meyerson &  Co., Inc.
   80 Montgomery Street
   Jersey City, New Jersey..................         125,029  (4)             3.8%

Other Directors:
   Robert G. LaVigne........................          72,250  (5)             2.2%
   Harold L. Hansen.........................          11,250  (6)              *
   Hugh M. Taylor...........................          16,106  (7)              *
   Joseph J. Kelley.........................           3,000  (6)              *

Other Named Executive Officers:
   Alexander E. Capo........................           8,737  (8)              *
   Neil R. Sullivan ........................          12,750  (6)              *

Directors and Executive Officers as a Group
 (9 persons) ...............................          678,646  (9)            18.5%

--------------------
<F*>  Less than 1%.

<F1>  The address of each of the Company's directors is c/o the Company, 22
      Prestige Park Circle, East Hartford, CT 06108.

<F2>  Except as otherwise indicated, the Company believes each person named in the table has sole voting and investment power with respect to all shares beneficially owned by him. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

<F3>  Includes 205,391 shares issuable upon exercise of currently exercisable stock options and 306 shares issuable upon exercise of currently exercisable warrants. Also includes 18,020 shares held by his children.

<F4>  Reported on Form 13G as of December 31, 1996. Mr. Meyerson owns 30,500 shares directly. Additionally, Mr. Meyerson, as a controlling person of M.H. Meyerson & Co., Inc. ("MHMC"), a broker-dealer which makes a market in the securities of the Company, may be deemed to exercise sole voting and dispositive power with respect to the shares held by MHMC. As of December 31, 1996, MHMC held 94,529 share equivalents consisting of 30,055 shares of common stock, 13,502 warrants to purchase 13,502 shares of common stock, plus 25,486 underwriters options to purchase 25,486 units, each unit consisting of one share of common stock plus one warrant to purchase common stock. The foregoing does not include 77,180 shares of common stock plus 4,600 warrants to purchase 4,600 shares of common stock owned by other persons associated with MHMC and family members of such associated persons.

<F5>  Includes 62,250 shares issuable upon exercise of currently exercisable stock options and 3,000 shares issuable upon exercise of currently exercisable warrants.

<F6>  Consists of shares issuable upon exercise of currently exercisable stock options.

<F7>  Includes 13,219 shares issuable upon exercise of currently exercisable stock options and 1,500 shares held by his children.

<F8>  Includes 8,140 shares issuable upon exercise of currently exercisable stock options, and 307 shares issuable upon exercise of currently exercisable warrants.

<F9>  Includes 370,250 shares issuable upon exercise of currently exercisable stock options and 27,149 shares issuable upon exercise of currently exercisable warrants.


ITEM 1 - ELECTION OF DIRECTORS

      Five directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. The election of directors requires the affirmative vote of at least the majority of shares of common stock present or represented at a meeting at which a quorum (one-third of the outstanding shares of common stock) is present or represented. Abstentions will be considered "no votes", and broker non-votes will not be counted at all. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      The following table sets forth the name and age of each nominee for director and each executive officer other than such nominees, the year first elected a director or, in the case of the other executive officers, the year first appointed an executive officer, and the positions held by them with the Company.


                                           Year First
              Name                  Age     Elected                    Position(s) Held
--------------------------------    ---    ----------    ---------------------------------------------

Nominees:
---------
George J. Taylor, Jr. (2).......    54        1984       Chairman of the Board, President, Chief
                                                         Executive Officer and Director

Robert G. LaVigne...............    46        1988       Vice President - Finance & Administration,
                                                         Chief Financial Officer, Secretary, Treasurer
                                                         and Director

Harold L. Hansen (1) (2)........    67        1992       Director

Hugh M. Taylor (1) (2)..........    53        1993       Director

Joseph J. Kelley (1) (2)........    57        1995       Director


Other Executive Officers:
-------------------------
Alexander E. Capo...............    46        1987       Vice President - Marketing & Sales

Joseph A. Novak, Jr.............    54        1993       Vice President - Operations; General
                                                         Manager - FAMS

Neil R. Sullivan................    46        1994       Vice President & General Manager -
                                                         Telecom Division; Assistant Secretary

John G.  Antonich...............    56        1996       Vice President & General Manager -
                                                         Cobotyx Division

--------------------
<F1>  Member of the Audit Committee.

<F2>  Member of the Compensation Committee.


      George J. Taylor, Jr. has been Chairman of the Board of Directors and Chief Executive Officer of the Company (including its predecessors) since 1984, and President since 1989. He was a director of FIC Acquisition Corporation (formerly Farmstead International Corporation) from 1988 until 1992, and was also the President of Lease Solutions, Inc. (formerly Farmstead Leasing, Inc.), a business products and automobile leasing company, from 1981 until it was dissolved in 1993. From 1977 to 1981, Mr. Taylor was Vice President - Marketing and Sales for National Telephone Company. He was one of the founders of the National Association of Telecommunication Dealers, has been a member of, or advisor to, its Board of Directors since its inception in 1986, and for two years served as its President and Chairman. Mr. Taylor is the brother of Mr. Hugh M. Taylor. Mr. Taylor is also a Director of the Company's affiliate, Beijing Antai Communication Equipment Company, Ltd. ("ATC").

      Robert G. LaVigne was employed by the Company in March 1988 and has served in the capacities indicated above since July 1988. In addition, from January 1994 until October 1994 he served as General Manager of the domestic telephone equipment business unit. From 1985 to 1988 he was the Controller of Economy Electric Supply, Inc., a distributor of electrical supplies and fixtures. From 1982 to 1985 he was the Corporate Controller of Hi-G, Inc., a manufacturer of electronic and electromechanical components. Mr. LaVigne is a Certified Public Accountant, and was associated with the accounting firm of Arthur Young and Company from 1977 to 1982. Mr. LaVigne is also a Director of ATC.

      Harold L. Hansen, a director of the Company since 1992, has been an independent management consultant since January 1997. Prior thereto he was the President of Hansen Associates, a management and financial consulting firm founded by him in 1983. From November 1994 to April 1995 he was the President of H2O Environmental, Inc., an environmental and geotechnical services company. During 1993 and 1994 he was the President of Hansen Associates. Prior to 1983 Mr. Hansen served in various corporate executive capacities including Executive Vice President and Chief Operating Officer of Gestetner Corporation, Vice President and General Manager of the Office Products Division of Royal Business Machines and Vice President and General Manager of the Business Products Group of Saxon Industries.

      Hugh M. Taylor has been a director of the Company since July 1993. Since June 1994 he has served as a Managing Director of Newbury, Piret & Co., an investment banking firm located in Boston, MA. From 1993 to June 1994 he was the CEO, President and a director of the Berlin City Bank, Berlin, New Hampshire. From 1992 to 1993 he was the Executive Vice President of Fleet Bank of Massachusetts. From 1990 to 1992 he was the Executive Vice President and Chief Operating Officer of Fleet Bank of Boston. From 1973 to 1990 he was employed by the New England Merchants Bank, later the Bank of New England, where he held various executive management positions within the Commercial Banking Division, and the bank's venture capital subsidiary. Mr. Taylor is the brother of Mr. George J. Taylor, Jr.

      Joseph J. Kelley has been a director of the Company since April 1995. He has been involved in the telecommunications industry since 1963. He is currently President of East Haven Associates of Wellesley, in Wellesley, Massachusetts. The Company provides executive and technical support for European and Asian based communication companies seeking to expand market share in the U.S., as well as for U.S. companies seeking to expand internationally. During 1994, he was Group Vice President of NYNEX, responsible for the State of Massachusetts operations. From 1985 to 1994 he served in various executive level positions with NYNEX , or associated companies including Vice President - Operations of New England Telephone (1991 - 1993), Vice President - New England Telephone, Network Department (1990 - 1991), Corporate Director of Business Development, NYNEX Marketing (1988 - 1990) and Vice President of New England Telephone - Maine (1985 - 1988).

      Alexander E. Capo has been involved in the telephone industry since 1972. He has held the position of Vice President - Marketing and Sales since 1987. From 1985 to 1987 he was the Director of Sales for The Farmstead Group, Inc. Prior thereto he was a Sales Manager with the National Telephone Company.

      Joseph A. Novak, Jr. was employed by the Company in January 1990. He was appointed Vice President - Operations in July 1993, General Manager of Farmstead Asset Management Services, LLC ("FAMS") in February 1996, and since August 1995 has been in charge of warehouse and technical operations for the Company's international telephone equipment business. From 1990 to 1993 he was in charge of warehouse and technical operations for the Company's domestic telephone equipment business unit. Prior to 1990, he was employed by AT&T for 28 years, serving in various operational and sales management capacities. Mr. Novak is also Vice General Manager and a Director of ATC.

      Neil R. Sullivan was employed by the Company in October 1994 as Corporate Controller (until August 1996) and as General Manager of the domestic telephone equipment business unit, and in December 1994 was also appointed Assistant Secretary of the Company. From 1981 to 1994 he was employed by Zero Corporation ("Zero"), a manufacturer of cabinets, cooling equipment and containers for the electronics industry. Mr. Sullivan was Controller of various divisions of Zero from 1981 to 1991, and was Vice President/General Manager of the Zero-East division from 1991 to 1994.

      John G. Antonich was employed by the Company as Director of Sales in July 1993. In February 1996, he was appointed General Manager of the Cobotyx voice processing products division. From January 1991 to April 1993 he was an Account Executive with Quodata, a software manufacturer. Prior thereto, he had extensive sales, technical and managerial experience with Sperry Univac, Datapoint and Shared Technologies, Inc.

Meetings and Committees of the Board of Directors

      In 1996, the Board of Directors held four meetings and all Directors attended all of the meetings held. In addition, a number of actions were approved by unanimous written consent resolutions of the directors. The Audit Committee and Compensation Committee each met once during 1996.

      The duties of the Audit Committee are to consult with the independent auditors and the accounting staff of the Company with respect to the adequacy of internal controls, and to make a recommendation to the Board regarding the appointment of independent auditors for the following year. The Compensation Committee determines the compensation and benefits of the Chief Executive Officer and to review and approve, or modify if deemed appropriate, the recommendations of the Chief Executive Officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also administers the issuance of grants pursuant to the Company's stock option plans.


ITEM 2 - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors recommends the appointment of Deloitte & Touche LLP to audit the books and financial records of the Company for the year ending December 31, 1997. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will be available to respond to appropriate questions, and will be afforded the opportunity to make a statement if he desires to do so.

      The affirmative vote of a majority of the votes cast at the Meeting are required for ratification of the appointment of Deloitte & Touche LLP.


COMPENSATION OF OFFICERS AND DIRECTORS

      The following table sets forth all compensation paid or accrued by the Company for services rendered during the three years ended December 31, 1996 to the Chief Executive Officer ("CEO") and to each officer whose total annual compensation exceeded $100,000 in 1996 (the "Named Officers"):


                           SUMMARY COMPENSATION TABLE



                                                                       Long-term
                                                                    Compensation (2)
                                                                    ----------------
                                            Annual Compensation        Awards (2)
                                            --------------------    ----------------
                                  Fiscal    Salary                                             All Other
Name and Principal Position        Year     ($) (1)    Bonus ($)       Options (#)       Compensation ($) (3)
------------------------------    ------    -------    ---------    ----------------     --------------------

CEO:
George J. Taylor, Jr..........     1996     150,000     75,000          300,782                 5,135
                                   1995     150,000     30,000           60,000                 5,135
                                   1994     114,723      8,595           25,000                 3,077
Named Officers:
Alexander E. Capo.............     1996     293,138         --            6,280                   644
                                   1995     182,055         --               --                 3,900
                                   1994     123,481         --            5,000                    --

Robert G. LaVigne.............     1996      84,000     42,000           50,500                    --
                                   1995      84,000     16,800               --                    --
                                   1994      83,635     16,154           27,500                    --

Neil R. Sullivan..............     1996      75,000     37,500           20,000                    --
                                   1995      75,000     22,500               --                    --
                                   1994      17,308         --            1,000                    --

--------------------
<F1>  Includes base salary and sales commissions if applicable. For Mr.
      Sullivan, 1994 was a partial employment year.

<F2>  The Company did not grant any restricted stock awards or stock appreciation rights ("SARS") or make any long-term incentive plan payments during the fiscal years presented.

<F3>  Category includes (i) insurance premiums paid by the Company, and an amount attributable to the use of a Company automobile for Mr. Taylor, and (ii) use of a Company automobile for Mr. Capo.

Option/SAR Grants in Last Fiscal Year

      The following table sets forth information concerning individual grants of options to purchase shares of the Company's Common Stock made to each Named Officer during the year ended December 31, 1996:

                                          Number of           % of Total
                                         Securities         Options Granted    Exercise or
                                         Underlying         to Employees in    Base Price
              Name                   Options Granted (#)      Fiscal Year      ($/Sh) (1)     Expiration Date
---------------------------------    -------------------    ---------------    -----------    ---------------

George J. Taylor, Jr.............           300,782              56.0          $      3.44         10/3/2001
Alexander E. Capo................             6,280               1.2                 3.13         10/3/2006
Robert G. LaVigne................            50,500               9.4                 3.13         10/3/2006
Neil R. Sullivan.................            20,000               3.7            3.13-4.20     1/2-10/3/2006

--------------------
<F1>  The exercise price for Mr. Taylor represented 110% of the fair market value of the common stock on the grant date. The exercise price for the other Named Officers represented the fair market value of the common stock on the grant date.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

      The following table provides information on the number and value of unexercised options held at December 31, 1996, by each Named Officer.


                                                                    No. of Securities              Value of Unexercised
                                                                  Underlying Unexercised         In-the-Money Options at
                                   Shares                         Options at 12/31/96 (#)              12/31/96 ($)
                                Acquired on        Value        ---------------------------    ---------------------------
           Name                 Exercise (#)    Realized ($)    Exercisable   Unexercisable    Exercisable   Unexercisable
----------------------------    ------------    ------------    -----------   -------------    -----------   -------------

George J. Taylor, Jr........         --              --            55,000        330,782            --             --
Alexander E. Capo...........         --              --             5,000          6,280            --             --
Robert G. LaVigne...........         --              --            33,000         62,500          24,106           --
Neil R. Sullivan............         --              --             4,000         26,000            --           3,688


Long-Term Incentive Plans - Awards in Last Fiscal Year:

      None.

Compensation of Directors

      Non-employee directors receive $1,000 for each attended board meeting, $250 for each committee meeting, plus a non-qualified option to purchase 1,000 shares of Common Stock upon annual election to the Board. Directors are reimbursed for their expenses for each meeting attended.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      Mr. George J. Taylor, Jr. has a three year employment agreement, expiring November 28, 1997, which provides for an annual base salary of $150,000, and which may be revised upward on an annual basis by the Board of Directors. The agreement also provides for (i) a bonus of up to 50% of base salary if the Company attains its annual revenue and earnings objectives set by the Board of Directors beginning with fiscal year 1995, and (ii) an additional award equal to 7 1/2 % of earnings in excess of said earnings objective. Mr. Taylor was also granted an option to purchase 60,000 shares of the Company's Common
Stock, as adjusted. The agreement also provides for severance payments equal to two years' salary plus incentives in the event the Company terminates this agreement without cause or Mr. Taylor terminates the agreement with good reason, and severance payments equal to one year's salary plus incentives in the event the agreement is not renewed. The agreement also contains provisions regarding confidentiality and a non-compete covenant which prohibits him from competing with the Company during his employment and for up to two years thereafter. Mr. Taylor's compensation agreements were established by the Compensation Committee and approved by the Board of Directors.

      Mr. Capo's compensation arrangements for fiscal 1996 consisted of a base salary of $30,000, use of a company car, and sales commissions of $263,138. Mr. Capo's sales commissions were calculated based upon a pre-determined percentage of the gross profit on sales generated from his direct selling efforts.

      Messrs. LaVigne and Sullivan do not have an employment agreement with the Company. At the discretion of the Compensation Committee, they are eligible to participate in a bonus pool up to a maximum of 50% of their salary.

Report on Repricing of Options/SARS:

      None.

Compliance with Section 16 (a) of the Exchange Act:

      To the Company's knowledge, based solely on a review of the copies of reports furnished to the Company, the following persons failed to file, on a timely basis, reports required to be filed during the fiscal year ended December 31, 1996:

      Mr. George J. Taylor, Jr. filed late a Form 4 reporting the purchase of 100 Units. The company filed late a Form 5 on behalf of Messrs. H. Taylor, Hansen and Kelley reporting a grant of options to each in connection with their June 1996 reelection to the Board of Directors. Mr. Sullivan filed late a Form 4 reporting the purchase by his spouse of 100 shares of stock and 48 Units, to which he disclaims beneficial ownership. Mr. Antonich filed late a Form 4 reporting the purchase of 5,861 Units.

Certain Business Relationships and Transactions with Management:

      None.


ANNUAL REPORT/FORM 10-KSB

      The Company's 1996 Annual Report to its stockholders is a reproduction of its Form 10-KSB filed with the United States Securities and Exchange Commission ("SEC"), excluding the Index to Exhibits and any filed exhibits, and is being mailed to all stockholders concurrently with this proxy statement. Copies of the Company's Form 10-KSB (without exhibits) as filed with the SEC may be obtained by writing to the Corporate Secretary, Farmstead Telephone Group, Inc., 22 Prestige Park Circle, East Hartford, CT 06108


STOCKHOLDERS' PROPOSALS FOR 1998
ANNUAL MEETING OF STOCKHOLDERS

      Proposals which stockholders intend to present for the 1998 Annual Meeting of Stockholders must be received by the Company by January 8, 1998 to be eligible for inclusion in the proxy material for that Meeting.


OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors know of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.



                                       By Order of the Board of Directors,


                                       Robert G. LaVigne
                                       Vice President and Secretary


East Hartford, Connecticut
May 5, 1997


Form of Proxy



                       FARMSTEAD TELEPHONE GROUP, INC.
       22 Prestige Park Circle, East Hartford, CT  06108  (860) 610-6000

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders - June 12, 1997

      The undersigned, as a Stockholder of FARMSTEAD TELEPHONE GROUP, INC. (the "Company"), hereby appoints George J. Taylor, Jr. and Robert G. LaVigne or any one of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held June 12, 1997, at 10:00 a.m. at the Company's offices at 22 Prestige Park Circle, East Hartford, CT 06108, and any adjournment thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, on the following matters as set forth in the Proxy Statement and Notice dated May 5, 1997.

(1)   ELECTION OF DIRECTORS

___   FOR all nominees listed below (except as marked to the contrary below)

___   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

      NOMINEES:   _____  George J. Taylor, Jr.   _____  Robert G. LaVigne
                  _____  Harold L. Hansen        _____  Hugh M. Taylor
                  _____  Joseph J. Kelley

      (INSTRUCTIONS: To withhold authority to vote for any of the individual nominees, PRINT that nominee's name on the line below.)

-----------------------------------------------------------------------------

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING
      DECEMBER 31, 1997.

           _____  FOR           _____  AGAINST           _____  ABSTAIN


(3) IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS (1) AND (2).

This Proxy is revocable and the undersigned reserves the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.


                                     Dated:  ________________________ , 1997

                                     _______________________________________
                                                    SIGNATURE*

                                     _______________________________________
                                                    SIGNATURE*

*NOTE:   Please sign exactly as the name(s) appear on your Stock Certificate.
When attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.